UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ❑

Check the appropriate box:

❑	Preliminary Proxy Statement

❑	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

❑	Definitive Proxy Statement

☒	Definitive Additional Materials

❑	Soliciting Material Pursuant to §240.14a-12

Qorvo, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

❑	Fee paid previously with preliminary materials.

❑	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts QORVO, INC. 2025 Annual Meeting Vote by August 12, 2025 11:59 PM EDT QORVO, INC. C/O BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717 V76095-P35564 You invested in QORVO, INC. and it’s time to vote You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 13, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 30, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here and August 13, 2025 8:00 A.M. Central Time vote without entering a control number Location: The Renaissance Dallas at Plano Legacy West Hotel 6007 Legacy Drive Plano, TX 75024 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 1a. Robert A. Bruggeworth For 1b. Judy Bruner For 1c. Richard L. Clemmer For 1d. Peter A. Feld For 1e. John R. Harding For 1f. Christopher R. Koopmans For 1g. Alan S. Lowe For 1h. Roderick D. Nelson For 1i. Dr. Walden C. Rhines For 1j. Susan L. Spradley For 2. To approve, on an advisory basis, the compensation of our Named Executive Officers (as disclosed in the For proxy statement). 3. To approve the Qorvo, Inc. Amended and Restated 2022 Stock Incentive Plan. For 4. To approve the Qorvo, Inc. Amended and Restated 2007 Employee Stock Purchase Plan. For 5. To ratify the appointment of Ernst & Young LLP as Qorvo Inc.’s independent registered public accounting firm for the For fiscal year ending March 28, 2026. 6. To consider a stockholder proposal relating to special meetings of Qorvo, Inc.’s stockholders, if properly presented. Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V76096-P35564